                                                                     EXHIBIT 3.3

                              AMENDED AND RESTATED
                                     BYLAWS

                                       OF

                            COMMVAULT SYSTEMS, INC.,
                             A DELAWARE CORPORATION

                                [______ __], 2006

                                TABLE OF CONTENTS

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
ARTICLE I      CORPORATE OFFICES...................................................................................................1

  1.1        Registered Office.....................................................................................................1

  1.2        Other Offices.........................................................................................................1

ARTICLE II     MEETINGS OF STOCKHOLDERS............................................................................................1

  2.1        Place of Meetings.....................................................................................................1

  2.2        Annual Meeting........................................................................................................1

  2.3        Special Meeting.......................................................................................................2

  2.4        Notice of Stockholders' Meetings......................................................................................2

  2.5        Advance Notice of Stockholder Nominees and Stockholder Business.......................................................2

  2.6        Conduct of Business...................................................................................................3

  2.7        Quorum................................................................................................................3

  2.8        Voting................................................................................................................4

  2.9        Advisory Stockholder Votes............................................................................................4

  2.10       Voting Procedures and Inspections of Elections........................................................................4

  2.11       Stockholder Action by Written Consent Without a Meeting...............................................................5

  2.12       Record Date for Stockholder Notice; Voting............................................................................5

  2.13       Proxies...............................................................................................................5

  2.14       List of Stockholders Entitled to Vote.................................................................................5

ARTICLE III    DIRECTORS...........................................................................................................6

  3.1        Powers................................................................................................................6

  3.2        Number................................................................................................................6

  3.3        Classes of Directors..................................................................................................6

  3.4        Resignation and Vacancies.............................................................................................7

  3.5        Place of Meetings; Meetings by Telephone..............................................................................7

  3.6        Meetings..............................................................................................................7

  3.7        Quorum................................................................................................................7

  3.8        Waiver of Notice......................................................................................................8

  3.9        Adjourned Meeting; Notice.............................................................................................8

  3.10       Conduct of Business...................................................................................................8

  3.11       Action by Means of Conference Telephone or Similar Communications Equipment...........................................8

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                                TABLE OF CONTENTS
                                   (continued)

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
  3.12       Board Action by Written Consent Without a Meeting.....................................................................8

  3.13       Fees and Compensation of Directors....................................................................................9

  3.14       Removal of Directors..................................................................................................9

ARTICLE IV     COMMITTEES..........................................................................................................9

  4.1        Committees of Directors...............................................................................................9

  4.2        Committee Minutes.....................................................................................................9

  4.3        Meetings and Action of Committees.....................................................................................9

ARTICLE V      OFFICERS...........................................................................................................10

  5.1        Officers.............................................................................................................10

  5.2        Appointment of Officers..............................................................................................10

  5.3        Removal and Resignation of Officers..................................................................................10

  5.4        Chairman of the Board................................................................................................10

  5.5        Chief Executive Officer..............................................................................................11

  5.6        President............................................................................................................11

  5.7        Vice President.......................................................................................................11

  5.8        Secretary............................................................................................................12

  5.9        Chief Financial Officer..............................................................................................12

  5.10       Assistant Secretary..................................................................................................12

  5.11       Controller...........................................................................................................12

  5.12       Authority and Duties of Officers.....................................................................................13

ARTICLE VI     INDEMNITY..........................................................................................................13

  6.1        Third Party Actions..................................................................................................13

  6.2        Actions by or in the Right of the Corporation........................................................................13

  6.3        Successful Defense...................................................................................................14

  6.4        Determination of Conduct.............................................................................................14

  6.5        Payment of Expenses in Advance.......................................................................................14

  6.6        Indemnity Not Exclusive..............................................................................................14

  6.7        Insurance Indemnification............................................................................................14

  6.8        The Corporation......................................................................................................15

  6.9        Employee Benefit Plans; Fines; Serving at the Request of the Corporation.............................................15

  6.10       Continuation of Indemnification and Advancement of Expenses..........................................................15

                                TABLE OF CONTENTS
                                   (continued)

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
  6.11       Severability.........................................................................................................15

ARTICLE VII    RECORDS AND REPORTS................................................................................................16

  7.1        Maintenance and Inspection of Records................................................................................16

  7.2        Inspection by Directors..............................................................................................16

  7.3        Representation of Shares of Other Corporations.......................................................................16

ARTICLE VIII   GENERAL MATTERS....................................................................................................17

  8.1        Checks...............................................................................................................17

  8.2        Execution of Corporate Contracts and Instruments.....................................................................17

  8.3        Stock Certificates; Partly Paid Shares...............................................................................17

  8.4        Special Designation on Certificates..................................................................................18

  8.5        Lost Certificates....................................................................................................18

  8.6        Construction; Definitions............................................................................................18

  8.7        Dividends............................................................................................................18

  8.8        Fiscal Year..........................................................................................................18

  8.9        Seal.................................................................................................................19

  8.10       Transfer of Stock....................................................................................................19

  8.11       Stock Transfer Agreements............................................................................................19

  8.12       Registered Stockholders..............................................................................................19

ARTICLE IX     AMENDMENTS.........................................................................................................19

  9.1        Amendments...........................................................................................................19

                              AMENDED AND RESTATED
                                     BYLAWS

                                       OF

                            COMMVAULT SYSTEMS, INC.,
                             A DELAWARE CORPORATION

                                    ARTICLE I

                                CORPORATE OFFICES

      1.1 REGISTERED OFFICE

      The registered office of the Corporation shall be 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, State of Delaware 19808. The name of the registered agent of the Corporation at such location is The Prentice-Hall Corporation System, Inc.

      1.2 OTHER OFFICES

      The Board of Directors may at any time establish other offices at any place or places where the Corporation is qualified to do business.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

      2.1 PLACE OF MEETINGS

      Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the registered office of the Corporation.

      2.2 ANNUAL MEETING

      The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board of Directors. At the meeting, Directors shall be elected and any other proper business may be transacted.

      2.3 SPECIAL MEETING

      Except as otherwise required by law, special meetings of the stockholders may be called only in accordance with the provisions of the Corporation's Amended and Restated Certificate of Incorporation as amended from time to time in the manner set forth therein and in the General Corporation Law of Delaware (the "Certificate").

      2.4 NOTICE OF STOCKHOLDERS' MEETINGS

      Except as otherwise required by law or by the Certificate or these Bylaws, notice of each annual or special meeting of the stockholders shall be given to each stockholder of record entitled to vote at such meeting not less than 10 nor more than 60 days before the day on which the meeting is to be held by delivering written notice thereof to him or her personally, or by mailing a copy of such notice, postage prepaid, directly to him or her at his or her address as it appears in the records of the Corporation, or by transmitting such notice thereof to him or her at such address by telegraph, cable or other telephonic transmission. Every such notice shall state the place, the date and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise required by law, notice of any meeting of stockholders shall not be required to be given to any stockholder who attends such meeting in person or by proxy or who shall, in person or by duly authorized attorney, waive such notice in writing, either before or after such meeting. Except as otherwise required by law or provided in these Bylaws, neither the business to be transacted at, nor the purpose of, any meeting of the stockholders need be specified in any such notice or waiver of notice. Notice of any adjourned meeting of stockholders shall not be required to be given, except when expressly required by law or these Bylaws. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

      2.5 ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS

      If a stockholder desires to submit a proposal for consideration at an annual or special stockholders' meeting, or to nominate persons for election as Directors at any stockholders' meeting duly called for the election of Directors, written notice of such stockholder's intent to make such a proposal or nomination must be given and received by the Secretary at the principal executive offices of the Corporation either by personal delivery or by United States mail not later than (i) with respect to an annual meeting of stockholders, 90 days prior to the anniversary date of the date on which notice of the prior year's annual meeting was mailed to stockholders, and (ii) with respect to a special meeting of stockholders, the close of business on the tenth day following the date on which notice of such meeting is first sent or given to stockholders. Each notice shall describe the proposal or nomination in sufficient detail for the proposal or nomination to be summarized on the agenda for the meeting and shall set forth: (i) the name and address, as it appears on the books of the Corporation, of the stockholder who intends to make the proposal or nomination; (ii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such proposal or nomination; (iii) whether the stockholder plans to deliver or solicit proxies from other stockholders; and (iv) the class and number of shares of the Corporation which are beneficially owned by the stockholder. In addition, in the case of a stockholder proposal, the notice shall set forth the reasons for conducting such proposed business at the meeting and any material interest of the stockholder in such business. In the case of a nomination of any person for election as a Director, the notice shall set forth: (i) the name and address of any person to be nominated; (ii) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iii) such other information regarding such nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; and (iv) the consent of each nominee to serve as a Director of the Corporation if so elected. The presiding officer of the annual or special meeting shall, if the facts warrant, refuse to acknowledge a proposal or nomination not made in compliance with the foregoing procedure, and any such proposal or nomination not properly brought before the meeting shall not be considered.

      2.6 CONDUCT OF BUSINESS

      Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his or her absence by the Chief Executive Officer, or in his or her absence the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of any meeting of stockholders shall determine the order of business and the procedures at the meeting, including such matters as the regulation of the manner of voting and conduct of business.

      2.7 QUORUM

      The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting, or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

      When a quorum is present or represented at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provisions of the General Corporation Law of Delaware or of the Certificate, a different vote is required, in which case such express provision shall govern and control the decision of the question.

      2.8 VOTING

      The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Sections 2.12 and 2.14 of these Bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements). Except as may be otherwise provided in the Certificate, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

      2.9 ADVISORY STOCKHOLDER VOTES

      In order for the stockholders to adopt or approve any precatory proposal submitted to them for the purpose of requesting the Board of Directors to take certain actions, a majority of the outstanding stock of the Corporation entitled to vote thereon must be voted in favor of the proposal.

      2.10 VOTING PROCEDURES AND INSPECTIONS OF ELECTIONS

            (a) The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

            (b) The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

            (c) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Delaware Court of Chancery upon application by a stockholder shall determine otherwise.

            (d) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Section 212(c)(2) of the General Corporation Law of Delaware, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted in this
      Section 2.10, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this Section 2.10 shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable.

      2.11 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

      Any action required or permitted to be taken by the stockholders must be effected at a duly called annual or special meeting of such stockholders and may not be effected by a consent in writing by any such stockholders.

      2.12 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING

      In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.

      If the Board of Directors does not so fix a record date, the fixing of such record date shall be governed by the provisions of Section 213 of the General Corporation Law of Delaware.

      A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

      2.13 PROXIES

      Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him or her by a written proxy, signed by the stockholder and filed with the Secretary, but no such proxy shall be voted or acted upon after 3 years from its date, unless the proxy expressly provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

      2.14 LIST OF STOCKHOLDERS ENTITLED TO VOTE

      The officer who has charge of the stock ledger of a Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The stock ledger shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders and of the number of shares held by each such stockholder.

                                   ARTICLE III

                                    DIRECTORS

      3.1 POWERS

      Subject to the provisions of the General Corporation Law of Delaware and any limitations in the Certificate or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

      3.2 NUMBER

      The authorized number of Directors of the Corporation shall be set from time to time in accordance with a resolution or resolutions adopted by the Board of Directors.

      3.3 CLASSES OF DIRECTORS

      The Directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be initially assigned to each class in accordance with a resolution or resolutions adopted by the Board of Directors. At the first annual meeting of stockholders following the date hereof, the term of office of the Class I Directors shall expire and Class I Directors shall be elected for a full term of three years. At the second annual meeting of stockholders following the date hereof, the term of office of the Class II Directors shall expire and Class II Directors shall be elected for a full term of three years. At the third annual meeting of stockholders following the date hereof, the term of office of the Class III Directors shall expire and Class III Directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, Directors shall be elected for a full term of three years to succeed the Directors of the class whose terms expire at such annual meeting.

      Notwithstanding the foregoing provisions of this Article, each Director shall serve until his successor is duly elected and qualified or until his earlier death, resignation or removal. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

      3.4 RESIGNATION AND VACANCIES

      Any Director may resign at any time by giving written notice to the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the Secretary. Such resignation shall take effect at the time specified in the written notice or, if the time is not specified, upon receipt of the notice; and, unless otherwise specified in the written notice, the acceptance of such resignation shall not be necessary to make it effective.

      Except as otherwise required by law, vacancies on the Board of Directors will be filled in accordance with the Certificate.

      3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE

      The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware. Unless otherwise restricted by the Certificate or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

      3.6 MEETINGS

      Meetings of the Board of Directors may be called at any time by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Secretary or any two Directors.

      Notice of the time and place of meetings shall be delivered personally or by telephone to each Director or sent by first-class mail, electronic mail, facsimile or telegram, charges prepaid, addressed to each Director at the Director's address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally or by telephone, electronic mail, facsimile or telegram, it shall be delivered at least 48 hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director. The notice need not specify the purpose or, if the meeting is to be held at the principal executive office of the Corporation, the place of the meeting.

      3.7 QUORUM

      A majority of the total number of Directors then in office shall be present in person at any meeting of the Board of Directors in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those Directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the

Board of Directors, except as otherwise expressly required by law, the Certificate or these Bylaws. A Director who is in attendance at a meeting of the Board of Directors but who abstains from the vote on any matter by announcing his abstention to the person acting as secretary of the meeting and not voting on such matter shall not be deemed present at such meeting for purposes of the preceding sentence with respect to such vote, but shall be deemed present at such meeting for all other purposes.

      3.8 WAIVER OF NOTICE

      Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the Certificate or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors, or members of a committee of Directors, need be specified in any written waiver of notice unless so required by the Certificate or these Bylaws.

      3.9 ADJOURNED MEETING; NOTICE

      If a quorum is not present at any meeting of the Board of Directors, then the Directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

      3.10 CONDUCT OF BUSINESS

      Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his or her absence by the Chief Executive Officer (if he or she is a Director), or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of any meeting shall determine the order of business and the procedures at the meeting.

      3.11 ACTION BY MEANS OF CONFERENCE TELEPHONE OR SIMILAR COMMUNICATIONS EQUIPMENT

      Any one or more members of the Board of Directors or any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

      3.12 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

      Unless otherwise restricted by the Certificate or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

      3.13 FEES AND COMPENSATION OF DIRECTORS

      Unless otherwise restricted by the Certificate or these Bylaws, the Board of Directors shall have the authority to fix the compensation of Directors. The Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

      3.14 REMOVAL OF DIRECTORS

      Except as otherwise required by law, Directors may be removed only in accordance with the provisions of the Certificate.

                                   ARTICLE IV

                                   COMMITTEES

      4.1 COMMITTEES OF DIRECTORS

      The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, with each committee to consist of one or more of the Directors of the Corporation. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Except as expressly limited by law, the Certificate or these Bylaws, any such committee, to the extent provided in the resolution of the Board of Directors or in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation.

      4.2 COMMITTEE MINUTES

      Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

      4.3 MEETINGS AND ACTION OF COMMITTEES

      Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Section
3.5 (place of meetings and meetings by telephone), Section 3.6 (meetings),
Section 3.7 (quorum), Section 3.8 (waiver of notice), Section 3.9 (adjournment and notice of adjournment), Section 3.10 (conduct of business), Section 3.11 (action by means of conference telephone or similar communications equipment) and 3.12 (action without a meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may also be called by resolution of the Board of Directors and that notice of meetings of committees shall also be given to all alternate members, who shall, except as required by law, have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws and applicable law.

                                    ARTICLE V

                                    OFFICERS

      5.1 OFFICERS

      The officers of the Corporation shall be a Chief Executive Officer, one or more Vice Presidents, a Secretary, a Chief Financial Officer and a Controller. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, a President, a Chief Operating Officer, one or more Executive, Senior or Assistant Vice Presidents, Assistant Secretaries and any such other officers as may be appointed in accordance with the provisions of
Section 5.2 of these Bylaws. Any number of offices may be held by the same person.

      5.2 APPOINTMENT OF OFFICERS

      Except as otherwise provided in this Section 5.2, the officers of the Corporation shall be appointed by the Board of Directors, subject to the rights, if any, of an officer under any contract of employment. The Board of Directors may appoint, or empower an officer to appoint, such officers and agents of the business as the Corporation may require (whether or not such officer or agent is described in this Article V), each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors or may be filled by the officer, if any, who appointed such officer.

      5.3 REMOVAL AND RESIGNATION OF OFFICERS

      Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors or, in the case of an officer appointed by another officer, by such other officer.

      Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

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      5.4 CHAIRMAN OF THE BOARD

      The Chairman of the Board, if such an officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Board of Directors or as may be prescribed by these Bylaws.

      5.5 CHIEF EXECUTIVE OFFICER

      The Chief Executive Officer of the Corporation shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the Corporation. He or she, if a Director, shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman of the Board at all meetings of the Board of Directors. He or she shall have the general powers and duties of management usually vested in the chief executive officer of a corporation, including general supervision, direction and control of the business and supervision of other officers of the Corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

      The Chief Executive Officer shall, without limitation, have the authority to execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

      5.6 PRESIDENT

      Subject to such supervisory powers as may be given by these Bylaws or the Board of Directors to the Chairman of the Board or the Chief Executive Officer, if there be such officers, the President shall have general supervision, direction and control of the business and supervision of other officers of the Corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws. In the event a Chief Executive Officer shall not be appointed, the President shall have the duties of such office.

      5.7 VICE PRESIDENT

      In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these Bylaws, the Chief Executive Officer, the President or the Chairman of the Board.

      5.8 SECRETARY

      The Secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of Directors, committees of Directors, and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at Directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof. The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required to be given by law or by these Bylaws. He or she shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

      5.9 CHIEF FINANCIAL OFFICER

      The Chief Financial Officer shall deposit all money and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the Chief Executive Officer and Directors, whenever they request it, an account of all of his or her transactions as treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

      5.10 ASSISTANT SECRETARY

      The Assistant Secretary, or, if there is more than one, the Assistant Secretaries in the order determined by the stockholders or Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors or the stockholders may from time to time prescribe.

      5.11 CONTROLLER

      The Controller shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares. The books of account shall at all reasonable times be open to inspection by any Director. He or she shall render to the Chief Executive Officer, the President, the Chief Financial Officer and the Directors, whenever they request it, such reports as

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any of them may require, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

      5.12 AUTHORITY AND DUTIES OF OFFICERS

      In addition to the foregoing authority and duties, all officers of the Corporation shall have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board of Directors or the stockholders.

                                   ARTICLE VI

                                    INDEMNITY

      6.1 THIRD PARTY ACTIONS

      The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that the person is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      6.2 ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

      The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a Director, officer, employee or agent of Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

      6.3 SUCCESSFUL DEFENSE

      To the extent that a present or former Director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 6.1 and 6.2, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

      6.4 DETERMINATION OF CONDUCT

      Any indemnification under Sections 6.1 and 6.2 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that the indemnification of the present or former Director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 6.1 and 6.2. Such determination shall be made, with respect to a person who is a Director or officer at the time of such determination, (1) by a majority vote of the Directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such Directors designated by majority vote of such Directors, even though less than a quorum or (3) if there are no such Directors, of if such Directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

      6.5 PAYMENT OF EXPENSES IN ADVANCE

      Expenses (including attorney's fees) incurred by an officer, Director, employee, agent, former Director or former officer of the Corporation in defending a civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the Director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article VI.

      6.6 INDEMNITY NOT EXCLUSIVE

      The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

      6.7 INSURANCE INDEMNIFICATION

      The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article VI.

      6.8 THE CORPORATION

      For purposes of this Article VI, references to "the Corporation" shall include, in addition to the resulting Corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VI (including, without limitation the provisions of Section 6.4) with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

      6.9 EMPLOYEE BENEFIT PLANS; FINES; SERVING AT THE REQUEST OF THE
CORPORATION

      For purposes of this Article VI, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a Director, officer, employee or agent of the Corporation that imposes duties on, or involves services by, such Director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VI.

      6.10 CONTINUATION OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

      The indemnification and advance of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

      6.11 SEVERABILITY

      If any provision or provisions of this Article VI shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article VI (including, without limitation, each portion of any Section of this Article VI containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article VI (including, without limitation, each such portion of any Section of this Article VI containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision or provisions held invalid, illegal or unenforceable.

                                   ARTICLE VII

                               RECORDS AND REPORTS

      7.1 MAINTENANCE AND INSPECTION OF RECORDS

      The Corporation shall, either at its principal executive office or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books, and other records.

      Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal place of business.

      7.2 INSPECTION BY DIRECTORS

      Any Director shall have the right to examine the Corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a Director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a Director is entitled to the inspection sought. The Court may summarily order the Corporation to permit the Director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

      7.3 REPRESENTATION OF SHARES OF OTHER CORPORATIONS

      The Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Secretary or an Assistant Secretary of this Corporation, or any other person authorized by the Board of Directors or the Chief Executive Officer, the President or a Vice President, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

                                  ARTICLE VIII

                                 GENERAL MATTERS

      8.1 CHECKS

      From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.

      8.2 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

      The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

      8.3 STOCK CERTIFICATES; PARTLY PAID SHARES

      The shares of a corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman or a vice-chairman of the Board of Directors, or the Chief Executive Officer, the President or any Vice President, and by the Chief Financial Officer, the Secretary or any Assistant Secretary representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

      The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

      8.4 SPECIAL DESIGNATION ON CERTIFICATES

      If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and or rights.

      8.5 LOST CERTIFICATES

      Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

      8.6 CONSTRUCTION; DEFINITIONS

      Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a Corporation and a natural person.

      8.7 DIVIDENDS

      The Directors of the Corporation, subject to any restrictions contained in the Certificate and these Bylaws, may declare and pay dividends upon the shares of its capital stock pursuant to the General Corporation Law of Delaware. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock.

      The Directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

      8.8 FISCAL YEAR

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

      The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

      8.9 SEAL

      The Corporation may adopt a corporate seal, which may be altered at pleasure, and may use the same by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

      8.10 TRANSFER OF STOCK

      Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

      8.11 STOCK TRANSFER AGREEMENTS

      The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

      8.12 REGISTERED STOCKHOLDERS

      The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE IX

                                   AMENDMENTS

      9.1 AMENDMENTS

      The original or other Bylaws of the Corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the Corporation may, in its Certificate, confer the power to adopt, amend or repeal Bylaws upon the Directors. The fact that such power has been so conferred upon the Directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws. Any adoption of new Bylaws or amendment or repeal of these Bylaws must be approved by the holders of two-thirds of the shares entitled to vote on such matter.

                                       19